                                                                 EXHIBIT h(2)(g)

                                 AMENDMENT NO. 6
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT



         The Master Administrative Services Agreement (the "Agreement"), dated June 5, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Growth Series, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM GROWTH SERIES


PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
----------                                                             ---------------------------
AIM Aggressive Allocation Fund                                             April 30, 2004
AIM Basic Value Fund                                                       June 5, 2000
AIM Conservative Allocation Fund                                           April 30, 2004
AIM Global Equity Fund                                                     November 4, 2003
AIM Mid Cap Core Equity Fund                                               September 1, 2001
AIM Moderate Allocation Fund                                               April 30, 2004
AIM Small Cap Growth Fund                                                  September 11, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 30th, 2004


                                                  A I M ADVISORS, INC.


Attest:                                           By:
         ---------------------------------               -----------------------
             Assistant Secretary                            Mark H. Williamson
                                                            President


(SEAL)


                                                  AIM GROWTH SERIES


Attest:                                           By:
         ---------------------------------               -----------------------
             Assistant Secretary                            Robert H. Graham
                                                            President



(SEAL)